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                                                                 EXHIBIT 32 (b)

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Northland Cable Properties Eight Limited Partnership (the "Partnership") on Form 10Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Gary Jones, President of Northland Communications Corporation, the General Partner, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

     (1) The Form 10-Q fully complies with the requirements of Section 13 (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

     (2) The information contained in the Form 10-Q fairly presents in all material respects, the financial condition and results of operations of the Partnership.

DATE: 11-14-05

/s/ GARY S. JONES
    ------------
    Gary S. Jones
    President

A signed original of this written statement required by Section 906 has been provided to Northland Cable Properties Eight Limited Partnership and will be retained by Northland Cable Properties Eight Limited Partnership and furnished to the Securities and Exchange Commission or its staff upon request.